SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K

                            CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 10, 1997

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)


ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     No new placements have been made under the exemption from registration provided by the Securities and Exchange Commission ("SEC") Rule 903. However, in July, 1997 holders of Registrant's Series K and L Preferred Stock converted a portion of their holdings into 1,894,542 shares of Registrant's $.01 par value common stock ("Common Stock"), which were issued to these accredited investors pursuant to this exemption from registration. Series K and L Preferred Stock were converted to Common Stock in accordance with their terms and conditions, as reflected in the transaction documents previously filed with the SEC.

      There are currently 38,603,728 shares of Registrant's Common Stock outstanding.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By: /s/   F. Shelton Richardson, Jr.
                                   F. Shelton Richardson, Jr.
                                   Vice President - Chief Financial Officer
                                   (Principal Financial and Duly Authorized
                                    Officer)
Date:     July 25, 1997

                    CURTIS MATHES HOLDING CORPORATION

                         EXHIBIT INDEX

Exhibit                                                        Sequential
Number              Description of Exhibits                          Page

4.1       Articles of Incorporation of the Company, as amended
          (filed as Exhibit "4.1" to the Company's Quarterly Report
          on Form 10-Q for the fiscal quarter ended September 30,
          1996 and incorporated herein by reference.)                 N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit
          "3(ii)" to the Company's annual report on Form 10-K for
          the fiscal year ended June 30,1994 and incorporated herein
          by reference.)                                              N/A

4.3       Form of Common Stock Certificate of the Company (filed
          as Exhibit "4.2" to the Company's annual report on Form
          10-K for the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                       N/A

4.4       Series K Preferred Stock terms and conditions (filed as
          Exhibit "4.4" to the Company's Current Report on Form 8-K
          dated May 16, 1997 and incorporated herein by reference.)   N/A

4.5 Form of subscription agreement for Series K Preferred Stock (filed as Exhibit "4.5" to the Company's Current Report on
          Form 8-K dated May 16, 1997 and incorporated herein by
          reference.)                                                 N/A

4.6       Form of warrant issued in connection with Series K
          Preferred Stock (filed as Exhibit "4.4" to the Company's Current Report on Form 8-K dated May 23, 1997 and
          incorporated herein by reference.)                          N/A

4.7       Series L Preferred Stock terms and conditions (filed as
          Exhibit "4.5" to the Company's Current Report on Form 8-K
          dated May 23, 1997 and incorporated herein by reference.)   N/A

4.8       Form of subscription agreement for Series L Preferred
          Stock (filed as Exhibit "4.6" to the Company's Current
          Report on Form 8-K dated May 23, 1997 and incorporated
          herein by reference.)                                       N/A
_______________
*  Filed herewith.